EXHIBIT 10.23
                                      CONFIDENTIAL TREATMENT HAS BEEN SOUGHT FOR
                                 PORTIONS OF THIS EXHIBIT PURSUANT TO RULE 24b-2
                           UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                               AMENDMENT NO. 1

      This Amendment No. 1 is made by and between FaxSAV, Inc. ("Customer") and WorldCom Network Services, Inc. ("WorldCom"), to those certain Amended and Restated Program Enrollment Terms (the "Amended PET") to that certain WilMAX UNIVERSAL Telecommunications Services Agreement (TSA#FSI-961201) made by and between Customer and WorldCom dated as of December 1, 1996 (the "TSA"). The parties acknowledge that the prior Telecommunications Services Agreement (along with the Program Enrollment Terms, Pricing Exhibit and Service Schedule) between Digitran Corp. (now known as FaxSAV, Inc.) and WilTel, Inc. (now known as WorldCom Network Services, Inc.) were canceled in their entirety and superseded by the TSA..

      The parties agree that the Service Schedule attached to the TSA will be canceled in its entirety and superseded by the Service Schedule (the "New Service Schedule") attached hereto. All references to "WilTel" in the TSA or the Amended PET shall be deemed to refer to WorldCom. In the event of any conflict between the terms of the TSA or the Amended PET and the terms of this Amendment No. 1, the terms of this Amendment No. 1 shall control. The TSA (along with the Amended PET, the New Service Schedule and the Rate and Discount Schedule) and this Amendment No. 1 shall collectively be referred to as the "Agreement".

      The parties agree for good and valuable consideration, intending legally to be bound, as follows:

A. SERVICE TERM. The parties agree to substitute Section 2 of the Amended PET to read in its entirety as follows:

      2. SERVICE TERM: This Agreement shall commence as of June 1, 1998 (the "Effective Date"), and shall continue for a period of thirty-two
            (32) months thereafter (the "Service Term").

B. DISCOUNT SCHEDULE/APPLICATION OF DISCOUNTS/RATES. The parties agree to delete Sections 3, 6 and 7 of the Amended PET in their entirety and replace such provisions with the Rate and Discount Schedule attached hereto.

C. CUSTOMER'S COMMITMENT. The parties agree to substitute Section 4 of the Amended PET to read in its entirety as follows:

      4.    CUSTOMER'S MINIMUM REVENUE COMMITMENT:

            (A) Commencing with the first day of the fifth (5th) billing period following


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                  the Effective Date and continuing through the end of the
                  Service Term (including any extensions thereto) (the "Commitment Period"), Customer agrees to maintain, on a take-or-pay basis, Monthly Revenue (as defined in the applicable Rate and Discount Schedule) of at least $500,000 ("Customer's Minimum Revenue Commitment").

            (B) Provided Customer's cumulative Monthly Revenue from WorldCom under this Agreement commencing with the Effective Date of this Amendment is at least $[****] (i.e., in the aggregate), Customer may elect to terminate Customer's Minimum Revenue Commitment described in Subsection 4(A) above by providing WorldCom written notice ("Customer Notice"). In such event, commencing with the first day of the first full month following at least thirty (30) days after WorldCom receives the Customer Notice (the "Commitment Termination Date"), Customer's Minimum Revenue Commitment shall terminate and will no longer be in force or effect. Provided, for the remainder of the Service Term, Customer will continue to receive the Discount determined under Section II.(B) of the Rate and Discount Schedule.

D. DEFICIENCY CHARGE: The parties agree to substitute Section 5 of the Amended PET to read in its entirety as follows:

      5. DEFICIENCY CHARGE: In the event Customer does not maintain Customer's Minimum Revenue Commitment in any month during the Commitment Period (regardless of whether Customer has commenced using any or all of the Switched Services described herein), then for those month(s) only, Customer will pay WorldCom the difference between Customer's Minimum Revenue Commitment and Customer's actual Monthly Revenue (as described in the applicable Rate and Discount Schedule) (the "Deficiency Charge"). The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's Minimum Revenue Commitment for the unexpired portion of the Service Term, if WorldCom terminates this Agreement based on Customer's default.

E. CREDIT. In consideration of Customer's Commitment described in Paragraph C. above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WorldCom agrees to give Customer a credit (the "Credit") in an amount equal to $[****]. The Credit will be applied to Customer's invoices from WorldCom commencing with the first invoice following the Effective Date (but in no event less than zero) until such Credit is completely utilized.

----------
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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F. OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the TSA and the Amended PET will remain in full force and effect throughout the Service Term and any extensions thereof.

      IN WITNESS WHEREOF the parties have entered into this Amendment No. 1 on the date first written above.

WORLDCOM NETWORK SERVICES, INC.              FAXSAV, INC.

By: /s/ Charles M. Cole                      By: /s/ Peter S. Macaluso
   --------------------------------             --------------------------------

Print Name: Charles M. Cole                  Print Name: Peter S. Macaluso

Title: Vice President Carrier Sales          Title: Vice President and CFO


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

                         WORLDCOM NETWORK SERVICES, INC.

                     CLASSIC/TRANSCEND(TM) SWITCHED SERVICES

                                SERVICE SCHEDULE

        This Service Schedule is made by and between WorldCom Network Services, Inc. ("WorldCom") and FaxSAV, Inc. ("Customer") and is a part of their Telecommunication Services Agreement for Switched Services. Neither Customer nor WorldCom shall be obligated with respect to the Switched Services described below, nor any other condition of such Switched Services until Customer has submitted and WorldCom has accepted a Service Request with respect to the particular Switched Service. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Rate and Discount Schedule.

1. SWITCHED SERVICES: During the Service Term of the Agreement, WorldCom will provide the following Switched Services (all as more particularly described herein), (i) to and from the locations below, and (ii) for the charges and applicable discounts set forth in the applicable Rate and Discount Schedule attached herewith:

      (a) "TERMINATION Service" which is WorldCom's termination of calls received from Customer's Service Interconnection(s).

      (b) "TOLL FREE ORIGINATION Service" which is the origination of Toll Free calls by WorldCom and the termination of such calls to Customer's Service Interconnection(s).

      (c) "SWITCHED ACCESS Service" which is the origination (via individual telephone access lines) and termination of calls solely over facilities comprising the WorldCom network.

      (d) "DEDICATED ACCESS Service" which is the origination and termination of calls solely over facilities comprising the WorldCom network which origination or termination is via dedicated access lines.

      (e) "TRAVEL CARD Service" which is the origination (via Travel Card Toll Free number access) and termination of calls solely over facilities comprising the WorldCom network.

2.    SERVICE INTERCONNECTIONS:

      (a) In order to utilize (i) TERMINATION Service and TOLL FREE ORIGINATION Service, one or more full time dedicated connections between Customer's network and the WorldCom network at one or more WorldCom designated locations ("WorldCom POP") must be established ("Carrier Service Interconnections"), and (ii) DEDICATED ACCESS Service, one or more


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                                  CONFIDENTIAL
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            full time dedicated connections between an End User's private branch exchange ("PBX") or other customer premise equipment and the WorldCom network at one or more WorldCom POP(s) must be established ("Dedicated Service Interconnections"). Each Carrier Service Interconnection and Dedicated Service Interconnection shall be comprised of one or more dedicated access circuits, as the case may be. Carrier Service Interconnections and Dedicated Service Interconnections are collectively referred to as "Service Interconnections".

      (b) The circuit(s) comprising each Service Interconnection to a WorldCom POP shall be requested by Customer on the appropriate WorldCom Service Request. Each Service Request will describe (among other things) the WorldCom POP to which a Service Interconnection is to be established, the Requested Service Date therefor, the type and quantity of circuits comprising the Service Interconnection and any charges and other information relevant thereto, such as, Customer's terminating or originating switch location, as the case may be. Such additional information may be obtained from Customer or gathered by WorldCom and recorded in Technical Information Sheets provided by WorldCom.

      (c) Once ordered, and unless otherwise provided for in this TSA, Service Interconnections or the circuits comprising each Service Interconnection may only be canceled by Customer upon not less than thirty (30) days prior written notice to WorldCom.

      (d) With respect to a Carrier Service Interconnection, absent the automatic number identification ("ANI") of the calling party, Customer shall provide WorldCom with a written certification (the "Certification") of the percentage of interstate (including intentional) and intrastate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the WorldCom POP is located to which the Carrier Service Interconnection is made. This Certification shall be provided by Customer prior to Start of Service for any Carrier Service Interconnection and may be modified from time to time by Customer and subject to recertification upon the request of WorldCom which requests shall not be made unilaterally by WorldCom more than once each calendar quarter. Any such modification(s) or Certification(s) shall be effective as of the first day of any calendar month and following at least forty-five (45) days notice from Customer. In the event Customer fails to make such Certification, the relevant minutes of use will be deemed to be subject to the Intrastate Rates described in the applicable Rate and Discount Schedule. In the event WorldCom or any other third party requires an audit of WorldCom's interstate/intrastate minutes of traffic, Customer agrees to cooperate in such audit at its expense and make its call detail records, billing systems and other necessary information reasonably available to WorldCom or any third party solely for the purpose of verifying Customer's interstate/intrastate minutes of traffic. Customer agrees to indemnify WorldCom for any liability WorldCom incurs in the event Customer's Certification is different than that determined by the audit.

      (e) With respect to Carrier Service Interconnections, Customer shall be solely responsible for establishing and maintaining each Carrier Service Interconnection over facilities subject to WorldCom's approval. With respect to Dedicated Service Interconnections, WorldCom will provision and maintain local access facilities between the End User location (i.e., PBX) and the WorldCom POP, subject to any LEC charges plus other applicable terms and charges set forth in


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                                  CONFIDENTIAL
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            WorldCom's F.C.C. Tariff No. 5, however, Customer may elect to be responsible for establishing each Dedicated Service Interconnection over facilities subject to WorldCom's approval. Service Interconnections shall only be comprised of DS-1 facilities unless otherwise provided for in the Service Request and agreed to in writing by WorldCom. If a Service Interconnection is proposed to be made via a local exchange carrier, WorldCom will have the authority to direct Customer to utilize WorldCom's entrance facilities or local serving arrangement ("LSA") with the relevant local telephone operating company, and Customer will be subject to a non-discriminatory charge therefor from WorldCom. The monthly recurring charge relevant to Customer's use of LSA capacity shall be subject to upward adjustment by WorldCom from time to time which adjustment, if any, shall not exceed the rate that otherwise would be charged for the equivalent switched access capacity between the same points by the relevant local telephone operating company pursuant to its published charges for the type of service in question.

      (f) If other private line interexchange facilities are necessary to establish a Service Interconnection, and such facilities are requested from WorldCom, such facilities will be provided on an individual case basis.

      (g) Commencing with the second full calendar month following Start of Service for each circuit comprising a Service Interconnection (i.e., both Carrier Service Interconnections and Dedicated Service Interconnections) and thereafter, Customer will maintain Switched Services measured usage charges per DS-1 (or DS-1 equivalent circuit) of not less than $[****] per calendar month/billing period ("Minimum Monthly Usage"). In the event Customer fails to obtain the required Minimum Monthly Usage for the circuits comprising each Service Interconnection, WorldCom will charge and Customer will pay the difference between the number of DS-1s times the Minimum Monthly Usage (i.e., $[****]) and Customer's total Switched Services measured usage charges for the circuit(s) comprising the Service Interconnection in question ("Minimum Usage Charge"). WorldCom TERMINATION Service and TOLL FREE ORIGINATION Service minutes carried over the same Service Interconnection, if any, shall be included in determining if Customer has met the Minimum Monthly Usage requirement.

                      Example: [****]

      (h) DS-1 circuits comprising all Service Interconnections will be subject to a nonrecurring $[****] per DS-1 switch port installation charge, and DS-3 circuits comprising all Service Interconnections will be subject to a nonrecurring per DS-3 switch port installation charge as determined on an individual case basis.

----------
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                                  CONFIDENTIAL
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3.    FORECASTS: Before Customer's initial order for Switched Services, Customer shall provide WorldCom with a forecast regarding the number of minutes expected to be terminated or originated in various LATAs and/or Tandems, so as to enable WorldCom to configure optimum network arrangements. In the event Customer's Switched Service traffic volumes result in a lower than industry standard completion rate or otherwise adversely affect the WorldCom Network, WorldCom reserves the right to block the source of such adverse traffic at any time. Customer will provide WorldCom with additional forecasts from time to time upon WorldCom's request which shall not be more frequent than once every three (3) months.

4. START OF SERVICE: Start of Service for the various Switched Services will occur as described below:

--------------------------------------------------------------------------------
SERVICE                           START OF SERVICE
--------------------------------------------------------------------------------
TERMINATION Service               Concurrently with the activation of
                                  each circuit comprising Carrier
                                  Service Interconnections relevant to
                                  TERMINATION Service
--------------------------------------------------------------------------------
TOLL FREE ORIGINATION             Concurrently with the activation
                                  of each circuit comprising Carrier
                                  Service Interconnections relevant
                                  to TOLL FREE ORIGINATION Service
--------------------------------------------------------------------------------
SWITCHED ACCESS Service           ANI by ANI basis concurrently with
                                  the activation of each ANI to be
                                  served, and a TOLL FREE Number by
                                  TOLL FREE Number basis concurrently
                                  with activation of each TOLL FREE
                                  Number
--------------------------------------------------------------------------------
DEDICATED ACCESS Service          Concurrently with the activation of
                                  each circuit comprising Dedicated
                                  Service Interconnections
--------------------------------------------------------------------------------
TRAVEL CARD Service               Code by Code basis concurrently with
                                  the activation of each Code
--------------------------------------------------------------------------------

5.    LIMITATION OF ORIGINATION OR TERMINATION LOCATIONS:

--------------------------------------------------------------------------------
SWITCHED SERVICE         ORIGINATION FROM        TERMINATION TO
--------------------------------------------------------------------------------
TERMINATION Service      Any WorldCom POP        Any dialable location
                                                 worldwide
--------------------------------------------------------------------------------
TOLL FREE ORIGINATION    Locations in the 48     Any Customer
Service                  contiguous United       designated Carrier
                         States, Hawaii,         Service Interconnection
                         Alaska, the US Virgin
                         Islands, Puerto Rico
                         and Canada
--------------------------------------------------------------------------------
SWITCHED ACCESS (1+)     All equal access        Any direct dialable
Service                  exchanges in the 48     location worldwide
                         contiguous United
                         States (except in LATA
                         921-Fishers Island,
                         New York) and Hawaii
--------------------------------------------------------------------------------
SWITCHED ACCESS (Toll    Locations in the 48     Locations in the 48
Free) Service            contiguous United       contiguous United
                         States, Hawaii,         States and Hawaii
                         Alaska, the US Virgin
                         Islands, Puerto Rico
--------------------------------------------------------------------------------


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                                  CONFIDENTIAL
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--------------------------------------------------------------------------------
DEDICATED ACCESS (1+)    Locations in the 48     Any direct dialable
Service                  contiguous United       location worldwide
                         States
--------------------------------------------------------------------------------
DEDICATED ACCESS (Toll   Locations in the 48     Any Customer
Free) Service            contiguous United       designated Dedicated
                         States, Hawaii,         Service Interconnection
                         Alaska, the US Virgin
                         Islands, Puerto Rico
--------------------------------------------------------------------------------
BASIC TRAVEL CARD        Locations in the 48     Locations in the 48
Services                 contiguous United       contiguous United
                         States                  States, Hawaii, Alaska, the
                                                 US Virgin Islands, Puerto Rico
                                                 and Canada
--------------------------------------------------------------------------------
BASIC TRAVEL CARD        Locations in Hawaii,    Locations in the 48
Services                 Alaska, the US Virgin   contiguous United
                         Islands, Puerto Rico    States
                         and Canada
--------------------------------------------------------------------------------
BASIC TRAVEL CARD        Select International    Locations in the 48
Service                  locations.              contiguous United
                                                 States
--------------------------------------------------------------------------------
TRAVEL CARD Service -    SEE Schedule 6 to the   SEE Schedule 6 to the
Enhanced and Discount    applicable Rate and     applicable Rate and
Features                 Discount Schedule       Discount Schedule
--------------------------------------------------------------------------------

6.    BILLING INCREMENTS:

      (A) Classic Service - (i) all calls (excluding California IntraLATA and California intrastate calls and calls to International Locations, Canada and Mexico) will be billed in six (6) second increments and subject to a six (6) second minimum charge, (ii) California IntraLATA and California intrastate calls will be billed in six (6) second increments and subject to an eighteen (18) second minimum, and (ii) calls to International Locations, Canada and Mexico will be billed in six (6) second increments and subject to a thirty (30) second minimum charge.

      (B) TRANSCEND(TM) Service - (i) all calls (excluding calls to International Locations, Canada and Mexico and calls from Canada) will be billed in six (6) second increments and subject to a six (6) second minimum charge, and (iii) calls to International Locations, Canada and Mexico and calls from Canada will be billed in six (6) second increments and subject to a thirty (30) second minimum charge.

      (C) All calls will be billed (i) utilizing Hardware Answer Supervision where available, and with respect to TOLL FREE Services, commencing with Customer's switch wink or answer back. If Customer is found to be non-compliant in passing back appropriate answer supervision, i.e., answer back, WorldCom reserves the right to suspend TOLL FREE Service or deny requests by Customer for additional Service until appropriate compliance is established.

7. CDR MEDIA: WorldCom will provide Call Detail Records (CDRs) for WorldCom's Switched Services in machine readable form in one of several magnetic tape formats (selected by Customer on Customer's Service Request) ("CDR Media"). CDR Media provided under this Section (i) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of $150, and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customer's specific configuration).


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                                  CONFIDENTIAL
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--------------------------------------------------------------------------------
TYPE                     Total Contract Value    Non-Recurring
                                                 Installation Charge
--------------------------------------------------------------------------------
Daily CDR                <$1,000,000             $[****]
Media-Customer provided  $1,000,000+             $[****]
hardware and software
--------------------------------------------------------------------------------
Daily CDR Media-PC       <$1,000,000             $[****]
Solution                 $1,000,000+             $[****]
--------------------------------------------------------------------------------
Sub-Daily CDR            <$1,000,000             $[****]
Media-Customer provided  $1,000,000+             $[****]
hardware and software
--------------------------------------------------------------------------------
Sub-Daily CDR Media-PC   <$1,000,000             $[****]
Solution                 $1,000,000+             $[****]
--------------------------------------------------------------------------------

8.    TOLL FREE NUMBERS:

      (a) TOLL FREE numbers will be issued to Customer (i.e., issuance equates to activation or reservation, whichever occurs first) on a random basis. Customer requests for specific numbers will be considered by WorldCom, and if provided, will be subject to additional charges as set forth below and WorldCom's then current reservation policy which shall also apply to any randomly selected and reserved TOLL FREE number. At any time preceding three (3) months from the scheduled expiration of the Service Term, Customer may only reserve TOLL FREE numbers in an amount equal to the greater of (i) 50, or (ii) fifteen percent (15%) of the total number of TOLL FREE numbers activated by WorldCom for Customer. Customer requests for TOLL FREE numbers inconsistent with the above stated conditions may be considered by WorldCom on an individual case basis. TOLL FREE numbers reserved for Customer will be activated upon Customer's request, however, with respect to TRANSCEND(TM) WorldCom may charge Customer an SMS Storage fee for each TOLL FREE number.

      (b) Customer Request for Specific Numbers - $[****] per individual TOLL FREE number.

      (c) Customer specifically agrees that regardless of the method in which a TOLL FREE number is reserved for or otherwise assigned to Customer, that Customer will not seek any remedy from WorldCom under a theory of detrimental reliance or otherwise that such TOLL FREE number(s) are found not to be available for Customer's use until such TOLL FREE number is put in service for the benefit of Customer, and that such TOLL FREE number(s) shall not be sold, bartered, brokered or otherwise released by Customer for a fee ("TOLL FREE Number Trafficking"). Any attempt by Customer to engage in TOLL FREE Number Trafficking shall be grounds for reclamation by WorldCom for reassignment of the TOLL FREE number(s) reserved for or

----------
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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            assigned to Customer

9. ENHANCED TOLL FREE SERVICES: The following TOLL FREE identification services and routing options (collectively, "Enhanced TOLL FREE Services") are available from WorldCom:

      IDENTIFICATION SERVICES:

i. Dialed Number Identification Service - identification of specific TOLL FREE number dialed.

ii.   Real-Time ANI - receipt of telephone number of calling party.

      TOLL FREE ROUTING OPTIONS:

i. Message Referral - recording (up to six (6) months) that informs callers that the TOLL FREE number has been disconnected or refers callers to new number.

ii. Call Area Selection - selection or blockage of locations from which TOLL FREE numbers can be received (i.e., State, NPA, LATA or NXX level).

iii. Call Distributor Routing - distribution of TOLL FREE traffic evenly over dedicated access lines in a trunk group (e.g., ascending, descending, most idle, least idle).

iv. Route Completion (Overflow) - overflow of TOLL FREE dedicated access traffic only to up to five (5) pre-defined alternate routing groups (e.g., dedicated access, WATs access lines or switched access lines).

v. Geographic Routing - termination of calls to a single TOLL FREE number from two or more originating routing groups to different locations.

vi. Time-of-Day Routing - routing of calls to single TOLL FREE number based on time of day (up to forty-eight (48) time slots of 15-minute increments in a 24-hour period).

vii. Day-of-Week Routing - routing of calls to single TOLL FREE number based on each day of the week.

viii. Day-of-Year Routing - routing of calls to single TOLL FREE number based on up to fifteen (15) customer-specified holidays.

ix. Percent Allocation Routing - routing of calls for each originating routing group to two (2) or more terminating locations based on customer-specified percentage.

      Customer will receive the Identification Services described above at no charge. The minutes of use rates for TOLL FREE Routing Options described above (in addition to the TOLL FREE Routing Option Feature Charges described below) will be the same rates for SWITCHED ACCESS Service (TOLL
      FREE) and DEDICATED ACCESS Service (TOLL FREE), whichever is applicable, as described in the applicable Rate and Discount


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      Schedule excluding Route Completion (Overflow). If Customer selects Route
      Completion (Overflow) and Customer's traffic overflows from DEDICATED ACCESS Service (TOLL FREE) to SWITCHED ACCESS Service (TOLL FREE), Customer's minute of use rate will be the rate associated with SWITCHED ACCESS Service (TOLL FREE). The TOLL FREE Routing Option Feature Charges are as follows:

      Installation Charge: $[****] per feature; maximum of $[****] per TOLL FREE number.

      Change Order Charge: $[****] per feature; maximum of $[****] per TOLL FREE number.

      Monthly Recurring Charge: $[****] per feature; maximum of $[****] per TOLL FREE number.

      Expedite Charge: $500.00 (i.e., outside normal interval time of four (4) business days).

      Note: More than ten (10) points of termination for a single feature will be treated as two (2) features. Further, every additional ten (10) points of termination will be treated as a separate feature.

10. RESPORG SERVICES: Responsible Organization Services (relevant to TOLL FREE Numbers) if provided by WorldCom will be provided by WorldCom pursuant to WorldCom's F.C.C. Tariff No. 5.

11. AUTHORIZATION CODES FOR TRAVEL CARD SERVICE: WorldCom will supply Customer with authorization codes ("Codes") containing nine (9) or fourteen (14) digits for use with a corresponding TOLL FREE Service number for origination and termination of TRAVEL CARD Service calls. The Codes may be obtained by Customer in blocks of ten (10) not to exceed a total of 1000 Codes at any one time. WorldCom reserves the right to deny access to any Code at any time.

12. INBOUND PORTION OF TRAVEL CARD SERVICE CALL: The inbound service portion of a TRAVEL CARD Service call (i.e., the TOLL FREE Service) must be provided by WorldCom.

13. ACCOUNTING CODES: For every billed telephone number (BTN) requested by Customer, whether verified or non-verified, Customer shall pay a monthly recurring charge of $[****].

14. PAY PHONE SURCHARGE: In the event WorldCom is required to compensate payphone

----------
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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service providers (PSPs) for toll-free or access code calls which originate from payphones (including without limitation, any Order adopted by the FCC)
("Payphone Surcharge"), WorldCom will charge and Customer agrees to pay WorldCom the amount of the Payphone Surcharge which is required to be paid by WorldCom.

15. RBOC TERMINATION/ORIGINATION: With respect to Classic Switched Services, following Start of Service for TERMINATION SERVICE, TOLL FREE ORIGINATION Service and/or DEDICATED ACCESS Service, Customer will maintain at least 80% of the minutes of traffic (during any calendar month or pro rata portion thereof) comprising Customer's TERMINATION Service, TOLL FREE ORIGINATION Service and DEDICATED ACCESS Service for termination or origination in a Tandem owned and operated by a Regional Bell Operating Company ("RBOC Terminations/Originations") and subject to such RBOC's tariffed access charges. WorldCom shall have the right to apply a ($.015) per minute surcharge to the number of minutes by which Non-RBOC Terminations/Originations exceed 20% of total monthly TERMINATION Service, TOLL FREE ORIGINATION Service and DEDICATED ACCESS Service minutes.

16. PRESUBSCRIBED INTEREXCHANGE CARRIER CHARGE (PICC): With respect to Classic Switched Services, WorldCom will charge Customer for any LEC-assessed presubscribed interexchange carrier charge ("PICC Charge") which PICC Charge will be reasonably determined by WorldCom as of a date certain each month (the "PICC Charge Determination Date") but only if WorldCom is directly billed by the LEC for such PICC Charge. Customer's PICC Charge will be determined as of the PICC Charge Determination Date and will be based on the same criteria for which WorldCom is assessed such charge by the LEC (e.g., number and type of Customer's End Users (i.e., residential or business) as well as the type of line associated with each such End User (i.e., single line, secondary line or multi-line). This Section 16 will be deemed to include any other similar additional charges assessed by a LEC after the date of this Agreement. (i.e., charges for which WorldCom is not currently being assessed).

      IN WITNESS WHEREOF, Customer has initialed this CLASSIC/TRANSCEND(TM) SWITCHED SERVICES Service Schedule on the date first written above.

FAXSAV, INC.

Customer's Initials: /s/ PSM


                                   Page 8 of 8
                                  CONFIDENTIAL

                         WORLDCOM NETWORK SERVICES, INC.

                            CLASSIC SWITCHED SERVICES

                           RATE AND DISCOUNT SCHEDULE

      This Rate and Discount Schedule is made by and between WorldCom Network Services, Inc. ("WorldCom") and FaxSAV, Inc. ("Customer") and is a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the Service Schedule. NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS RATE AND DISCOUNT SCHEDULE WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

                                    I. RATES

(A)   TERMINATION Service

--------------------------------------------------------------------------------
JURISDICTION                                 RATE PER MINUTE
--------------------------------------------------------------------------------
INTERSTATE

o  Within the 48 contiguous United States    $[****]
   (excluding termination to SUPERSAVER
   LATAs)

o  Within the 48 contiguous United States    $[****]
   (termination to SUPERSAVER LATAs on
   Schedule 1)
--------------------------------------------------------------------------------
INTERSTATE Extended

o  48 contiguous United States to Hawaii     $[****]

o  48 contiguous United States to Alaska,    $[****]
   Puerto Rico and US Virgin Islands
--------------------------------------------------------------------------------
INTRASTATE+                                  SEE Schedule 2 (DEDICATED
                                             ACCESS Service Rates)
--------------------------------------------------------------------------------
INTERNATIONAL+

o  48 contiguous United States to            SEE Schedule 5++
   International locations (excluding
   Canada and Mexico)

o  48 contiguous United States to Canada     SEE Schedule 3

o  48 contiguous United States to Mexico     SEE Schedule 3
--------------------------------------------------------------------------------

+ NOT SUBJECT TO DISCOUNT.
++ Based on Customer's Minimum Revenue Commitment described in Section 4 of the Amended PET rounded down to the nearest level.

----------
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                   Page 1 of 6
                                  CONFIDENTIAL

B.    TOLL FREE ORIGINATION Service

--------------------------------------------------------------------------------
JURISDICTION                                 RATE PER MINUTE
--------------------------------------------------------------------------------
INTERSTATE

o  Within the 48 contiguous United States    $[****]
   (excluding termination to SUPERSAVER
   LATAs)

o  Within the 48 contiguous United States    $[****]
   (origination from SUPERSAVER LATAs on
   Schedule 1)
--------------------------------------------------------------------------------
INTERSTATE Extended

o  Hawaii to 48 contiguous United States     $[****]

o  Alaska to 48 contiguous United States     $[****]

o  Puerto Rico to 48 contiguous United       $[****]
   States

o  US Virgin Islands to 48 contiguous        $[****]
   United States
--------------------------------------------------------------------------------
INTRASTATE+                                  SEE Schedule 2 (DEDICATED
                                             ACCESS Service Rates)
--------------------------------------------------------------------------------
INTERNATIONAL+

o  Canada to 48 contiguous United States     SEE Schedule 3 (DEDICATED
                                             ACCESS Service Rates)
--------------------------------------------------------------------------------

+ NOT SUBJECT TO DISCOUNT.

C.    SWITCHED ACCESS Service

--------------------------------------------------------------------------------
JURISDICTION                                 RATE PER MINUTE
--------------------------------------------------------------------------------
INTERSTATE (1+ and TOLL FREE)

o Within the 48 contiguous United States     $[****]
--------------------------------------------------------------------------------
INTERSTATE (1+) Extended

o  48 contiguous United States to Hawaii     $[****]

o  48 contiguous United States to Alaska,    $[****]
   Puerto Rico and US Virgin Islands

o  Hawaii to 48 contiguous United States     $[****]

o  Hawaii to Alaska, Puerto Rico and US      $[****]
   Virgin Islands
--------------------------------------------------------------------------------
INTERSTATE (TOLL FREE) Extended+

o  Hawaii to 48 contiguous United States     $[****]

o  Alaska to 48 contiguous United States     $[****]

o  Puerto Rico to 48 contiguous United       $[****]
   States

o  US Virgin Islands to 48 contiguous        $[****]
   United States
--------------------------------------------------------------------------------
INTRASTATE (1+ and TOLL FREE)+               SEE Schedule 2
--------------------------------------------------------------------------------

----------
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                   Page 2 of 5
                                  CONFIDENTIAL

--------------------------------------------------------------------------------
INTERNATIONAL+

o  48 contiguous United States to            SEE Schedule 4++
   International locations (excluding
   Canada and Mexico)

o  48 contiguous United States to Canada     SEE Schedule 3

o  48 contiguous United States to Mexico     SEE Schedule 3

o  Hawaii to certain international locations SEE Schedule 7

o  Hawaii to Canada                          SEE Schedule 3

o  Hawaii to Mexico                          SEE Schedule 3
--------------------------------------------------------------------------------

+ NOT SUBJECT TO DISCOUNT.
++ Based on Customer's Minimum Revenue Commitment described in Section 4 of the Amended PET rounded down to the nearest level.

D.    DEDICATED ACCESS Service

--------------------------------------------------------------------------------
JURISDICTION                                 RATE PER MINUTE
--------------------------------------------------------------------------------
INTERSTATE (1+)

o  Within the 48 contiguous United States    $[****]
   (excluding termination to SUPERSAVER
   LATAs)

o  Within the 48 contiguous United States    $[****]
   (termination to SUPERSAVER LATAs on
   Schedule 1)
--------------------------------------------------------------------------------
INTERSTATE (TOLL FREE)

o  Within the 48 contiguous United States    $[****]
   (excluding termination to SUPERSAVER
   LATAs)

o  Within the 48 contiguous United States    $[****]
   (termination to SUPERSAVER LATAs on
   Schedule 1)
--------------------------------------------------------------------------------
INTERSTATE (1+) Extended

o  48 contiguous United States to Hawaii     $[****]

o  48 contiguous United States to Alaska,    $[****]
   Puerto Rico and US Virgin Islands
--------------------------------------------------------------------------------
INTERSTATE (TOLL FREE) Extended+

o  Hawaii to 48 contiguous United States     $[****]

o  Alaska to 48 contiguous United States     $[****]

o  Puerto Rico to 48 contiguous United       $[****]
   States

o  US Virgin Islands to 48 contiguous        $[****]
   United States
--------------------------------------------------------------------------------
INTRASTATE (1+ and TOLL FREE)+               SEE Schedule 2
--------------------------------------------------------------------------------
INTERNATIONAL+

o  48 contiguous United States to            SEE Schedule 5++
   International locations (excluding
   Canada and Mexico)

o  48 contiguous United States to Canada     SEE Schedule 3

o  48 contiguous United States to Mexico     SEE Schedule 3
--------------------------------------------------------------------------------

+ NOT SUBJECT TO DISCOUNT.
++ Based on Customer's Minimum Revenue Commitment described in Section 4 of the Amended PET rounded down to the nearest level.

----------
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                   Page 3 of 5
                                  CONFIDENTIAL

E.    TRAVEL CARD Service

--------------------------------------------------------------------------------
JURISDICTION                                 RATE PER MINUTE
--------------------------------------------------------------------------------
BASIC INTERSTATE

o  Within the 48 contiguous United States    $[****]
--------------------------------------------------------------------------------
BASIC INTERSTATE Extended

o  48 contiguous United States to Alaska,    $[****]
   Hawaii, Puerto Rico and US Virgin Islands

o  Hawaii to 48 contiguous United States     $[****]

o  Alaska to 48 contiguous United States     $[****]

o  Puerto Rico to 48 contiguous United       $[****]
   States

o  US Virgin Islands to 48 contiguous        $[****]
   United States
--------------------------------------------------------------------------------
BASIC INTRASTATE+                            SEE Schedule 2 (SWITCHED
                                             ACCESS Service Rates)
--------------------------------------------------------------------------------
BASIC INTERNATIONAL+

o  48 contiguous United States to            SEE Schedule 4++ (SWITCHED
   International locations (excluding        ACCESS Service Rates)
   Canada and Mexico)

o  48 contiguous United States to Canada     $[****]

o  48 contiguous United States to Mexico     SEE Schedule 3 (SWITCHED
                                             ACCESS Service Rates)

o  Canada to 48 contiguous United States     $[****]
--------------------------------------------------------------------------------
ENHANCED                                     SEE Schedule 6
--------------------------------------------------------------------------------

+ NOT SUBJECT TO DISCOUNT.
++ Based on Customer's Minimum Revenue Commitment described in Section 4 of the Amended PET rounded down to the nearest level.

F.    Directory Assistance

      (i)   Interstate Rate Per Call [NOT SUBJECT TO DISCOUNT]: $[****].

      (ii)  Intrastate Rate Per Call [NOT SUBJECT TO DISCOUNT]: $[****].

                                  II. DISCOUNTS

(A) For purposes of this Agreement, Customer's "Monthly Revenue" will be comprised of (i) Customer's gross measured and per call Switched Service charges (i.e., Directory Assistance and both Domestic and International) which shall include Customer's measured usage charges for International Toll Free Service (ITFS) and Universal International Free Phone Number Service (UIFN) from WorldCom (ii) the PICC Charge described in Section 16 of the Service Schedule (if billed directly to WorldCom by the LEC) (iii) three (3) times Customer's first $[****] recurring monthly Private Line Interexchange Service charges (i.e., both Domestic and International) from WorldCom, two (2) times Customer's second $[****] recurring monthly Private Line

----------
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                   Page 3 of 5
                                  CONFIDENTIAL

Interexchange Service charges (i.e., both Domestic and International) from WorldCom, and Customer's recurring monthly Private Line Interexchange Service charges (i.e., both Domestic and International) from WorldCom in excess of $[****] and (iv) Monthly Port Charges, Monthly CIR Charges and Monthly NNI Charges, if any, as are specifically described in an agreement for Frame Relay Services between WorldCom and Customer. Customer's Monthly Revenue will not include any pro rata charges, access charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant WorldCom invoice as monthly recurring private line Interexchange service charges or the switched service charges specifically mentioned in this Subsection (A).

(B) Commencing with the Effective Date and continuing through the end of the Service Term (including any applicable extensions thereto), Customer's discount percentage (the "Discount") will be determined under this Subsection (B) taking into account any increase as described in Subsection
      (C) below. Throughout the Service Term, Customer will automatically receive the next higher (or lower) Discount when Customer's eligible Monthly Revenue reaches the next level (or falls below a level which in no event shall be less than Customer's Minimum Revenue Commitment, if any, described in the PET). Customer will receive the percentage shown in the Discount Schedule associated with Customer's Minimum Revenue Commitment commencing with the Effective Date regardless of Customer's actual Monthly Revenue.

                         Monthly Revenue     Discount

                            $[****]           [****]%
                            $[****]           [****]
                            $[****]           [****]%

                          III. APPLICATION OF DISCOUNTS

(A) After determining Customer's applicable Discount percentage under Article II above, the applicable percentage will be applied to Monthly Revenues comprised of Customer's Interstate (including Alaska, Hawaii, the United States Virgin Islands and Puerto Rico unless otherwise noted herein) measured usage charges (which includes 1+ and Toll Free usage unless otherwise noted herein).

(B) During the Service Term, accumulated credits derived from the applicable Discount will be applied in arrears commencing with the first day of the month following the Effective Date, that is, the Discount will be applied to Customer's measured usage charges for the preceding month (the "Discount Period"). The initial Discount Period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties.

(C) Each Discount will result in the application of a credit obtained during the Discount Period to the WorldCom invoice to Customer relevant to the billed measured Switched Service for the

----------
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                  Page 4 of 5
                                  CONFIDENTIAL
calendar month next following the completion of each Discount Period, provided Customer has paid undisputed charges (including any late fees, if applicable) for that month and has not otherwise been subject to a Suspension Notice in accordance with the TSA. Failure of Customer to comply with the foregoing provision shall entitle WorldCom to withhold any credit due Customer for the Discount Period in question until such charges (including late fees) have been paid in full.

      IN WITNESS WHEREOF, Customer has initialed this CLASSIC SWITCHED SERVICES Rate and Discount Schedule on the date first written above.

FAXSAV, INC.

Customer's Initials /s/ PSM

ATTACHMENTS:

      Schedule 1  SUPERSAVER LATAs
      Schedule 2  Intrastate Rates
      Schedule 3  Canada and Mexico Rates; Canada and Mexico Rates from Hawaii
      Schedule 4  SWITCHED ACCESS Service International Rates
      Schedule 5  DEDICATED ACCESS Service international Rates
      Schedule 6  ENHANCED TRAVEL CARD Service Rates
      Schedule 7  Switched International Rates 1+ from Hawaii


                                  Page 5 of 5
                                  CONFIDENTIAL

--------------------------------------------------------------------------------

                                   SCHEDULE 1

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 2

                                     [****]

----------
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

                                   SCHEDULE 3

                                     [****]

----------
[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 4

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 4

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 4

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 4

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 4

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 4

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 4

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 5

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 5

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE 5

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

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                                   SCHEDULE 5

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

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                                   SCHEDULE 5

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

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                                   SCHEDULE 5

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

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                                   SCHEDULE 5

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

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                                   SCHEDULE 6

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

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                                   SCHEDULE 6

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

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                                   SCHEDULE 7

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

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                                   SCHEDULE 7

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

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                                   SCHEDULE 7

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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

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                                   SCHEDULE 7

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

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                                   SCHEDULE 7

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

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                                   SCHEDULE 7

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------

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                                   SCHEDULE 7

                                     [****]

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[****] REPRESENTS MATERIAL WHICH HAS BEEN REDACTED PURSUANT TO A REQUEST FOR
       CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------